UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 28, 2025
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On October 28, 2025, Akebia Therapeutics, Inc. (the “Company”) issued a press release announcing that after meeting with the U.S. Food and Drug Administration (“FDA”), it has not come to alignment on a path forward for the design of the VALOR clinical trial for the use of vadadustat to treat anemia in patients with late-stage chronic kidney disease (“CKD”) not on dialysis. As a result, the Company does not plan to initiate VALOR and therefore does not expect to pursue a broad label for Vafseo for CKD non-dialysis dependent patients.

A copy of the Company’s press release containing this information is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.

The information in Item 7.01 of this Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.

On October 28, 2025, the Company announced that after meeting with the FDA, it has not come to alignment on a path forward for the design of the VALOR clinical trial for the use of vadadustat to treat anemia in patients with late-stage CKD not on dialysis. As a result, the Company does not plan to initiate VALOR and therefore does not expect to pursue a broad label for Vafseo for CKD non-dialysis dependent patients.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 28, 2025, issued by Akebia Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements of the Company that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Report are forward-looking statements. The words “anticipate,” “believe,” “build,” “can,” “contemplate,” “continue,” “could,” “should,” “designed,” “estimate,” “project,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “strategy,” “seek,” “target,” “will,” “would,” derivatives of these words, and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements relating to the Company’s plans to not initiate the VALOR clinical trial and that the Company therefore does not expect to pursue a broad label for Vafseo for CKD non-dialysis dependent patients. Actual results may differ materially from those projected or implied in these forward-looking statements. You should not place undue reliance on these forward-looking statements. Certain risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and other filings that the Company may make with the U.S. Securities and Exchange Commission in the future. Any forward-looking statements contained in this Report (except as otherwise noted) speak only as of the date hereof, and, except as required by law, the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: October 28, 2025	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer